UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendments to Employment Agreements

On June 15, 2015, Parkway Properties, Inc. (the “Company”) and each of James R. Heistand, the Company’s President and Chief Executive Officer; David R. O’Reilly, the Company’s Executive Vice President and Chief Financial Officer; M. Jayson Lipsey, the Company’s Executive Vice President and Chief Operating Officer; Jeremy R. Dorsett, the Company’s Executive Vice President, General Counsel, and Secretary; Jason A. Bates, the Company’s Executive Vice President and Chief Investment Officer; and Scott E. Francis, the Company’s Executive Vice President and Chief Accounting Officer (each, an “executive”) entered into an amendment to such executive’s existing employment agreement (each, an “Amendment”). Each Amendment clarifies that the Company’s Board of Directors or the Compensation Committee thereof shall annually review the executive’s target annual bonus opportunity and may, in its discretion, increase the executive’s target bonus opportunity.

The foregoing summary of the Amendments is qualified in its entirety by reference to the Amendments attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 which are incorporated by reference into this Item 5.02.

Consulting Agreement

On June 15, 2015, Parkway Properties LP (the “Operating Partnership”) and Henry F. Pratt, III entered into a consulting agreement (the “Consulting Agreement”) under which Mr. Pratt will, among other things, assist the Operating Partnership with matters relating to the Operating Partnership’s asset management and third-party management business. The term of the Consulting Agreement commences June 15, 2015 and ends December 31, 2015, and either the Operating Partnership or Mr. Pratt may terminate the Consulting Agreement prior to the end of the term by providing 10 business days’ written notice. During the term, the Operating Partnership shall pay Mr. Pratt $15,000 per month (prorated for any partial month) and shall reimburse Mr. Pratt for certain pre-approved expenses. The Consulting Agreement includes a non-disclosure covenant in the Operating Partnership’s favor and a mutual indemnification provision.

The foregoing summary of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement attached hereto as Exhibit 10.7, which is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 10.1	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and James R. Heistand
Exhibit 10.2	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and David R. O’Reilly
Exhibit 10.3	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and M. Jayson Lipsey
Exhibit 10.4	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Jeremy R. Dorsett
Exhibit 10.5	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Jason A. Bates
Exhibit 10.6	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Scott E. Francis
Exhibit 10.7	Consulting Agreement, dated as of June 15, 2015, by and between Parkway Properties LP and Henry F. Pratt, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2015                PARKWAY PROPERTIES, INC.

BY:    /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and James R. Heistand
Exhibit 10.2	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and David R. O’Reilly
Exhibit 10.3	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and M. Jayson Lipsey
Exhibit 10.4	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Jeremy R. Dorsett
Exhibit 10.5	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Jason A. Bates
Exhibit 10.6	Amendment to Employment Agreement, dated as of June 15, 2015, by and between Parkway Properties, Inc. and Scott E. Francis
Exhibit 10.7	Consulting Agreement, dated as of June 15, 2015, by and between Parkway Properties LP and Henry F. Pratt, III

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